UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – June 25, 2008

TEAM NATION HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

SUNCROSS EXPLORATION CORPORATION
(Former name of registrant as specified in its charter)

Nevada	333-144597	98-0441861
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8707 Research Drive, Irvine, California  92618
(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 25, 2008, Team Nation Holdings Corporation (formerly Suncross Exploration Corporation) (the “Company”) dismissed its former independent registered public accountants, Malone & Bailey, PC (“Malone & Bailey”), Certified Public Accountants, of Houston, Texas and engaged Moore & Associates, Chartered (“Moore”), Certified Public Accountants, of Las Vegas, Nevada, as its independent registered public accounting firm.  The decision to change accountants was approved by the Board of Directors of the Company.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim periods until the change, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Malone & Bailey has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The report of independent registered public accounting firm of Malone & Bailey as of and for the years ended December 31, 2007 and 2006, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle.  The report contained a “going concern” modification.

During the years ended December 31, 2007 and 2006, and through June 25, 2008, the Company did not consult with Moore regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Malone & Bailey prior to the date of the filing of this report.  Malone & Bailey has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above.  A copy of Malone & Bailey’s letter, dated June 26, 2008, is filed as Exhibit 16.1 to this Form 8-K.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired – not applicable
(b)	Pro Forma Financial Information – not applicable
(c)	Exhibits

Exhibit Number

16.1	Letter from Malone & Bailey, PC dated June 26, 2008, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEAM NATION HOLDINGS CORPORATION

June 25, 2008	By:	/s/ Dennis R. Duffy
Dennis R. Duffy
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER

16.1	Letter from Malone & Bailey, PC, dated June 26, 2008, to the Securities and Exchange Commission